Hilton Small-MidCap Opportunity ETF Trading Symbol: SMCO listed on The Nasdaq Stock Market, LLC Summary Prospectus February 26, 2026 www.hiltoncm.com

Before you invest, you may want to review the Hilton Small-MidCap Opportunity ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 26, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.hiltoncm.com. You can also get this information at no cost by calling at 833-594-4586 or by sending an e-mail request to info@hiltoncm.com.

Investment Objective

The Hilton Small-MidCap Opportunity ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	The Fund’s adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all expenses incurred by the Fund, (except for its advisory fees and sub-advisory fees, as the case my be) excluding, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund is actively managed by its investment sub-adviser, Hilton Capital Management, LLC (the “Sub-Adviser”). The Sub-Adviser uses its proprietary Small & Mid Cap Opportunities investment process (“SMCO Process”) to seek risk-adjusted returns (returns relative to the risks taken) by investing in U.S. equity securities within the small- and mid-cap asset classes. Using the SMCO Process, the Sub-Adviser seeks to identify mispriced stocks (i.e., stocks whose current market prices do not accurately reflect the Sub-Adviser’s estimate of their fundamental earnings potential). The Sub-Adviser believes that its disciplined approach will lead to attractive long-term returns.

The Sub-Adviser starts with a universe of small- and mid-capitalization stocks (i.e., companies with market capitalizations ranging from $750 million to $30 billion at the time of first purchase). The Sub-Adviser uses both valuation considerations and fundamental analyses to identify potential investment ideas. The SMCO Process is “bottom up” oriented (e.g., a company-by-company analysis of factors such as price-to-earnings ratios, earnings per share, etc.).

The Sub-Adviser utilizes the SMCO Process to search for potential investments throughout the spectrum of equities. This spectrum encompasses value stocks, which are primarily attractive due to their undervaluation; growth stocks, which are appealing primarily because of their revenue and/or profit growth; and core stocks, which are those that exhibit characteristics of both value and growth stocks. By employing this approach, the Sub-Adviser aims to identify investment opportunities that, in its opinion, are attractive at every stage of the economic cycle, including both periods of economic expansion and contraction.

The Sub-Adviser then assesses potential investments in light of its views on the current and anticipated macroeconomic environment (i.e., upswing, mid-cycle, or contraction in the broader economy), current industry market trends, and the quality of the company’s management team. Following this assessment, the Sub-Adviser seeks stocks of companies that not only are valued soundly but that the Sub-Adviser views as poised to benefit from improving business prospects.

Unlike a strictly “deep value” approach, which focuses solely on stocks that are significantly undervalued, the Sub-Adviser adopts a more flexible stance. It considers a range of stocks, from those with low valuations to those priced moderately and even some that may seem overvalued, based on its belief in the company’s potential for long-term success.

The Fund’s portfolio will typically consist of between 50-75 stocks. The Fund’s portfolio will consistently consist of stocks that the Sub-Adviser deems fundamentally attractive and reasonably valued. Typically, new positions will represent between 1.0% and 2.0% of the Fund’s value. No position will exceed 5% of the Fund’s value at the time of purchase.

Position sizes will be adjusted based on the Sub-Adviser’s periodic evaluations, reflecting changes in risk/reward dynamics. A holding will be fully liquidated if the Sub-Adviser determines that a stock is fully valued, encounters a discrepancy related to fundamental expectations, or identifies more favorable investment opportunities.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings, will be invested in equity securities of small- and mid-capitalization companies. The 80% policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and 60 days’ written notice to shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Equity Market Risk. By virtue of the Fund’s investments in equity securities the Fund is exposed to equity securities both directly and indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Market Capitalization Risks.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to mid- and large-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Investment Strategy Risk. The Fund is subject to the risk that the Sub-Adviser’s Small & Mid Cap Opportunities investment process (SMCO Process) may not achieve its objective of seeking risk-adjusted returns. The value of the Fund’s portfolio could decrease if the Sub-Adviser’s judgments about the attractiveness, value, or market trends of the stocks selected for the Fund prove incorrect.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid-ask spreads.

○	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and another benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.hiltonetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 10.99% for the quarter ended March 31, 2024 and the lowest quarterly return was -7.30% for the quarter ended March 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception November 28, 2023
Return Before Taxes	6.43%	15.78%
Return After Taxes on Distributions	6.12%	15.55%
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	12.21%
Russell 2500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	11.91%	17.59%
Russell 3000 Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.15%	22.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Hilton Capital Management, LLC (“Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Thomas Maher for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Timothy Reilly for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2023.

Andy Hicks, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since January 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.hiltonetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.